Consolidated Statement of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
OPERATING EXPENSES:
Research and development	$ 95,431	$ 76,149	$ 47,043
General and administrative	44,567	26,300	16,601
Restructuring expense	2,381
Total operating expenses	142,379	102,449	63,644
LOSS FROM OPERATIONS:	(142,379)	(102,449)	(63,644)
OTHER (EXPENSE) INCOME, NET:
Other expense, net	(165)	(9,288)	(793)
Interest income, net	404	275	74
Benefit from R&D tax credit	2,091	15,269	10,595
Total other income, net	2,330	6,256	9,876
Loss before income taxes	(140,049)	(96,193)	(53,768)
Income tax expense	(342)	(129)	(141)
NET LOSS	$ (140,391)	$ (96,322)	$ (53,909)
Net loss per share attributable to ordinary shareholders—basic and diluted	$ (3.93)	$ (6.81)	$ (8.49)
Weighted average ordinary shares outstanding—basic and diluted	35,704,368	14,152,843	6,347,818